U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K-A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 000-51833

Verbena Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Delaware	20-4142447
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

843 Persimmon Lane Langhorne PA	19047
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:
(215-741-7006)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this Current Report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

EXPLANATORY NOTE

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report responds to the following items on Form 8-K:

Item 1.01
Entry into a Material Definitive Agreement.

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Item 9.01
Financial Statements and Exhibits.

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Item 1.01
Entry into a Material Definitive Agreement.

          (a)  On January 24, 2008, Verbena Pharmaceuticals Inc. (“we”, “us”, “our” or the “Company”) terminated an Agreement with Wright Plumbing and Heating, and entered into an agreement with American Building and Maintenance Service Inc.in which all shares of  American Building and Maintenance Service Inc Common Stock outstanding immediately before the transaction were converted, by virtue of the Merger, into two million three hundred and seven thousand six hundred and ninety two (2,307,692) shares of COMPANY Common Stock (the “Merger Shares”) so that the holders of  American Building and Maintenance Service Inc. Common Stock upon conversion of the Merger Shares own approximately Forty Eight percent (48%) of COMPANY’s issued and outstanding capital stock (on a fully diluted basis) as of the date of the Agreement .

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          Robert Schneiderman was also appointed to serve as President and Secretary and Director of the Company for the period of November 14, 2008 thru November 13, 2009. Reference is made to the disclosures set forth in Item 3.02 of this Current Report, which disclosures are incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

          On April 15, 2008 the Board of Verbena issued to Steven Urbanski a three year term note with interest at six percent (6%) for $1300.00 for accounting services completed for 3Q 2007,  4Q 2007 and 2007 year end statements. The note totaling $1300.00 is convertible into common shares of Verbena at $.001 per share.

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SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERBENA PHARMACEUTICALS INC.

Dated February 17, 2009	By:	/s/ Robert Schneiderman
Name: Robert Schneiderman Title: President, Secretary and Director

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